SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): May 26, 1999





                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       333-9532                 13-3836437
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)



  245 Park Avenue
  New York, New York                                                   10167
  (Address of Principal                                             (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095

Item 7.      Financial Statements and Exhibits.

Information and Exhibits.

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.                                    Description

               25                                       Form T-1 Statement of
                                                        Eligibility under the
                                                        Trust Indenture Act of
                                                        1939, as amended.
                                                        (Certain exhibits to
                                                        Form T-1 are
                                                        incorporated by
                                                        reference to Exhibit 25
                                                        filed with registration
                                                        statement number
                                                        33-66026 or Exhibit 25
                                                        filed with registration
                                                        statement number
                                                        333-43005).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BEAR STEARNS ASSET BACKED
                                          SECURITIES, INC.



                                        By:   /s/ Jonathan Lieberman
                                                 Name:  Jonathan Lieberman
                                                 Title:  Managing Director



Dated:  May 26, 1999

Exhibit Index


Exhibit        Description                                            Page
25             Form T-1 Statement of Eligibility under the Trust         6
               Indenture Act of 1939, as amended.
               (Certain exhibits to Form T-1 are
               incorporated by reference to Exhibit
               25 filed with registration statement
               number 33-66026 or Exhibit 25 filed
               with registration statement number
               333-43005).